                                                                               .
                                                                               .
                                                                               .
SOUTHTRUST CORPORATION                                              Exhibit 99.2
CONSOLIDATED CONDENSED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

                                                                                   MAR 31,         Dec 31,         Mar 31,
                                                                                    2003            2002            2002
                                                                                ------------    ------------    ------------
ASSETS
   Cash and due from banks                                                      $  1,128,132    $  1,005,327    $    906,912
   Short-term investments:
     Federal funds sold and securities purchased under resale agreements               1,320           6,638          39,046
     Interest-bearing deposits in other banks                                          7,143           4,574           3,191
     Trading securities                                                               73,780          56,356         105,408
     Loans held for sale                                                             894,018       1,134,013         391,425
                                                                                ------------    ------------    ------------
   Total short-term investments                                                      976,261       1,201,581         539,070
   Available-for-sale securities                                                  11,343,160      10,644,634      10,638,259
   Held-to-maturity securities                                                       306,350         368,791         495,097
   Loans                                                                          34,677,606      34,483,228      33,121,950
   Less:
     Unearned income                                                                 237,244         245,649         251,568
     Allowance for loan losses                                                       499,452         498,501         485,389
                                                                                ------------    ------------    ------------
   Net loans                                                                      33,940,910      33,739,078      32,384,993
   Premises and equipment, net                                                       916,367         918,962         868,698
   Due from customers on acceptances                                                       0               0          19,250
   Goodwill and core deposit intangibles                                             794,469         797,857         802,647
   Bank owned life insurance                                                         995,419         984,766         947,006
   Other assets                                                                      947,544         909,860         648,801
                                                                                ------------    ------------    ------------
   Total assets                                                                 $ 51,348,612    $ 50,570,856    $ 48,250,733
                                                                                ============    ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
   Deposits:
     Interest-bearing                                                           $ 27,390,801    $ 28,292,911    $ 26,507,800
     Other                                                                         4,921,963       4,652,495       4,241,952
                                                                                ------------    ------------    ------------
   Total deposits                                                                 32,312,764      32,945,406      30,749,752
   Federal funds purchased and securities sold under agreements to repurchase      6,446,351       4,756,286       6,939,012
   Other short-term borrowings                                                       372,935         509,658          58,161
   Bank acceptances outstanding                                                            0               0          19,250
   Federal Home Loan Bank advances                                                 4,220,914       4,470,944       4,221,036
   Long-term debt                                                                  2,329,028       2,181,894       1,511,402
   Other liabilities                                                               1,143,554       1,079,087         711,373
                                                                                ------------    ------------    ------------
   Total liabilities                                                              46,825,546      45,943,275      44,209,986
   Stockholders' equity:
     Common stock, par value $2.50 a share (1)                                       891,301         889,450         888,858
     Capital surplus                                                                 613,973         604,034         602,100
     Retained earnings                                                             3,078,313       2,979,822       2,664,625
     Accumulated other comprehensive income                                          270,428         334,928          65,350
     Treasury stock, at cost (2)                                                    (330,949)       (180,653)       (180,186)
                                                                                ------------    ------------    ------------
   Total stockholders' equity                                                      4,523,066       4,627,581       4,040,747
                                                                                ------------    ------------    ------------
   Total liabilities and stockholders' equity                                   $ 51,348,612    $ 50,570,856    $ 48,250,733
                                                                                ============    ============    ============

(1)   Common shares authorized                                                 1,000,000,000   1,000,000,000     500,000,000
      Common shares issued                                                       356,520,441     355,779,957     355,543,312
(2)   Treasury shares of common stock                                             14,638,054       8,855,791       8,837,373

SOUTHTRUST CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)

                                                                  Three Months Ended                               Year Ended
                                           --------------------------------------------------------------   -----------------------
                                             2003                               2002                          Dec 31        Dec 31
                                           --------      ------------------------------------------------   -----------------------
                                            MAR 31        Dec 31       Sept 30       Jun 30       Mar 31       2002          2001
                                           --------      --------     --------      --------     --------   ----------   ----------
Interest income
   Loans, including fees                   $445,189      $470,874     $487,019      $490,834     $504,704   $1,953,431   $2,450,000
   Available-for-sale securities            148,966       154,304      160,336       164,281      158,417      637,338      568,357
   Held-to-maturity securities                5,994         6,838        7,644         8,226        9,137       31,845      111,881
   Short-term investments                    14,446        14,926        9,740         8,446        9,685       42,797       40,522
                                           --------      --------     --------      --------     --------   ----------   ----------
Total interest income                       614,595       646,942      664,739       671,787      681,943    2,665,411    3,170,760
                                           --------      --------     --------      --------     --------   ----------   ----------
Interest expense
   Deposits                                 121,701       132,220      142,962       153,824      167,251      596,257    1,077,171
   Short-term borrowings                     16,953        21,476       25,059        23,727       28,292       98,554      277,382
   FHLB advances                             45,301        49,058       50,392        50,814       52,368      202,632      224,894
   Long-term debt                            15,422        16,575       17,310        15,475       13,524       62,884       63,211
                                           --------      --------     --------      --------     --------   ----------   ----------
Total interest expense                      199,377       219,329      235,723       243,840      261,435      960,327    1,642,658
                                           --------      --------     --------      --------     --------   ----------   ----------
Net interest income                         415,218       427,613      429,016       427,947      420,508    1,705,084    1,528,102
                                           --------      --------     --------      --------     --------   ----------   ----------
   Provision for loan losses                 29,400        34,000       36,354        28,728       27,650      126,732      118,293
                                           --------      --------     --------      --------     --------   ----------   ----------
Net interest income after
     provision for loan losses              385,818       393,613      392,662       399,219      392,858    1,578,352    1,409,809
Non-interest income
   Service charges on deposit accounts       70,788        74,831       72,057        68,457       62,366      277,711      236,291
   Mortgage banking operations               19,378        23,114       17,201        13,795       12,591       66,701       53,784
   Bank card fees                            10,404        11,166       10,942        11,383       10,637       44,128       41,520
   Debit card fees                           10,463        10,538        9,870         9,814        8,470       38,692       31,594
   Trust fees                                 7,423         8,757        8,501         8,950        7,971       34,179       32,603
   Investment fees                           16,151        15,094       15,822        15,075       13,473       59,464       52,097
   Other fees                                11,324        11,876        9,592         8,885       10,682       41,035       36,236
   Securities gains (losses)                 (1,096)           58         (813)        1,175        2,181        2,601        6,505
   Other                                     32,350        25,443       23,230        22,414       25,398       96,485       80,399
                                           --------      --------     --------      --------     --------   ----------   ----------
Total non-interest income                   177,185       180,877      166,402       159,948      153,769      660,996      571,029
                                           --------      --------     --------      --------     --------   ----------   ----------
Non-interest expense
   Salaries and employee benefits           194,414       190,684      186,379       183,430      182,118      742,611      656,231
   Net occupancy                             25,986        28,883       27,018        28,058       26,608      110,567      102,153
   Equipment                                 15,935        18,155       17,131        16,746       16,498       68,530       63,539
   Intangible amortization                    3,388         3,422        3,671         3,535        3,613       14,241       39,853
   Other                                     72,258        86,574       81,767        89,076       83,485      340,902      291,592
                                           --------      --------     --------      --------     --------   ----------   ----------
Total non-interest expense                  311,981       327,718      315,966       320,845      312,322    1,276,851    1,153,368
                                           --------      --------     --------      --------     --------   ----------   ----------
Income before income taxes                  251,022       246,772      243,098       238,322      234,305      962,497      827,470
Income tax expense                           79,677        79,856       78,852        77,383       76,535      312,626      273,002
                                           --------      --------     --------      --------     --------   ----------   ----------
Net income                                 $171,345      $166,916     $164,246      $160,939     $157,770   $  649,871   $  554,468
                                           ========      ========     ========      ========     ========   ==========   ==========

Average shares outstanding -
   basic (in thousands)                     345,514       346,871      346,802       346,741      346,506      346,731      341,425
Average shares outstanding -
   diluted (in thousands)                   350,494       350,868      351,008       351,464      350,403      350,937      345,294
Net income per share - basic               $   0.50      $   0.48     $   0.47      $   0.46     $   0.46   $     1.87   $     1.62
Net income per share - diluted                 0.49          0.48         0.47          0.46         0.45         1.85         1.61
Dividends declared per share                   0.21          0.17         0.17          0.17         0.17         0.68         0.56

SOUTHTRUST CORPORATION
AVERAGE BALANCES, INTEREST INCOME AND EXPENSE AND AVERAGE YIELDS EARNED AND RATES PAID
(Dollars in millions; yields on taxable equivalent basis)

                                                                                      Quarters Ended
                                                   ---------------------------------------------------------------------------------
                                                          MARCH 31, 2003             December 31, 2002        September 30, 2002
                                                   ------------------------  --------------------------  ---------------------------
                                                                       (2)                         (2)                         (2)
                                                   Average            Yield/   Average            Yield/  Average             Yield/
                                                   Balance   Interest  Rate    Balance  Interest   Rate   Balance   Interest  Rate
                                                  -------------------------  --------------------------  ---------------------------
ASSETS
   Loans, net of unearned income                  $34,395.7   $445.6   5.25% $33,890.6   $471.5    5.52% $33,314.6   $487.5    5.81%
   Available-for-sale securities (1):
     Taxable                                       10,228.3    144.6   5.96    9,995.4    150.3    6.20   10,007.1    156.8    6.46
     Non-taxable                                      376.3      6.6   7.50      374.7      6.1    6.89      370.4      5.7    6.39
   Held-to-maturity securities:
     Taxable                                          299.6      5.3   7.23      342.7      6.1    7.08      375.2      6.9    7.30
     Non-taxable                                       38.7      0.9   9.29       42.0      1.0    9.19       44.9      1.0    8.96
   Short-term investments                           1,018.1     14.5   5.75    1,097.8     14.9    5.39      667.1      9.7    5.79
                                                  -------------------------  --------------------------  --------------------------
     Total interest-earning assets (1)             46,356.7   $617.5   5.45   45,743.2   $649.9    5.69   44,779.3   $667.6    5.97
   Allowance for loan losses                         (501.0)                    (498.1)                     (490.4)
   Other assets                                     4,638.2                    4,556.3                     4,349.9
                                                  -------------------------  --------------------------  --------------------------
     Total assets                                 $50,493.9                  $49,801.4                   $48,638.8
                                                  =========================  ==========================  ==========================

LIABILITIES AND STOCKHOLDERS' EQUITY
   Savings deposits                               $ 2,300.4   $  4.2   0.74% $ 2,337.1     $5.5    0.94%  $2,332.2   $  7.3    1.24%
   Interest-bearing demand deposits                 4,543.2      9.6   0.86    4,421.3     10.6    0.95    4,012.6     10.5    1.04
   Time deposits                                   21,353.8    107.9   2.05   20,515.9    116.1    2.24   20,390.9    125.2    2.44
   Short-term borrowings                            5,571.1     17.0   1.23    5,852.3     21.5    1.46    5,701.3     25.0    1.74
   Federal Home Loan Bank advances                  4,373.7     45.3   4.20    4,470.9     49.0    4.35    4,447.1     50.4    4.50
   Long-term debt                                   2,251.8     15.4   2.78    2,185.1     16.6    3.01    2,164.8     17.3    3.17
                                                  -------------------------  --------------------------  --------------------------

     Total interest-bearing liabilities            40,394.0    199.4   2.00   39,782.6    219.3    2.19   39,048.9    235.7    2.39
   Non-interest bearing demand deposits             4,392.3                    4,353.2                     4,201.6
   Other liabilities                                1,120.0                    1,106.3                       959.8
   Total liabilities                               45,906.3                   45,242.1                    44,210.3
   Stockholders' Equity                             4,587.6                    4,559.3                     4,428.5
                                                  -------------------------  --------------------------  --------------------------
     Total liabilities and stockholders' equity   $50,493.9                  $49,801.4                   $48,638.8
                                                  =========================  ==========================  ==========================
Net interest income                                           $418.1                     $430.6                      $431.9
                                                  =========================  ==========================  ==========================
Net interest margin (1)                                                3.69%                       3.77%                       3.86%
                                                  =========================  ==========================  ==========================
Net interest spread (1)                                                3.45%                       3.50%                       3.58%
                                                  =========================  ==========================  ==========================

Table Continued

                                                                                  Quarters Ended
                                                  ------------------------------------------------------------------------------
                                                              June 30, 2002                                March 31, 2002
                                                  --------------------------------              --------------------------------
                                                                             (2)                                            (2)
                                                   Average                  Yield/               Average                  Yield/
                                                   Balance      Interest     Rate                Balance      Interest     Rate
                                                  --------------------------------              --------------------------------
ASSETS
   Loans, net of unearned income                  $32,967.1      $491.3      5.98%              $33,367.9      $505.2      6.14%
   Available-for-sale securities (1):
     Taxable                                        9,973.3       160.8      6.59                 9,612.9       155.1      6.64
     Non-taxable                                      357.3         6.1      6.94                   349.1         5.8      6.85
   Held-to-maturity securities:
     Taxable                                          416.4         7.4      7.14                   462.3         8.2      7.23
     Non-taxable                                       48.6         1.1      9.11                    52.3         1.2      9.43
   Short-term investments                             611.2         8.4      5.54                   670.3         9.7      5.86
                                                  -------------------------------               -------------------------------
     Total interest-earning assets (1)             44,373.9      $675.1      6.13                44,514.8      $685.2      6.26
   Allowance for loan losses                         (487.4)                                       (487.5)
   Other assets                                     4,200.3                                       4,257.1
                                                  -------------------------------               -------------------------------
     Total assets                                 $48,086.8                                     $48,284.4
                                                  ===============================               ===============================

LIABILITIES AND STOCKHOLDERS' EQUITY
   Savings deposits                                $2,356.1        $7.5      1.29%               $2,308.5        $7.6      1.34%
   Interest-bearing demand deposits                 4,014.4         9.3      0.93                 3,891.8         9.5      0.99
   Time deposits                                   21,139.1       137.0      2.60                21,208.2       150.1      2.87
   Short-term borrowings                            5,420.1        23.7      1.76                 6,427.1        28.3      1.79
   Federal Home Loan Bank advances                  4,261.1        50.8      4.78                 4,221.0        52.4      5.03
   Long-term debt                                   1,724.3        15.5      3.60                 1,300.6        13.5      4.22
                                                  -------------------------------               -------------------------------

     Total interest-bearing liabilities            38,915.1       243.8      2.51                39,357.2       261.4      2.69
   Non-interest bearing demand deposits             4,180.8                                       4,097.3
   Other liabilities                                  831.8                                         787.3
   Total liabilities                               43,927.7                                      44,241.8
   Stockholders' Equity                             4,159.1                                       4,042.6
                                                  -------------------------------               -------------------------------
     Total liabilities and stockholders' equity   $48,086.8                                     $48,284.4
                                                  ===============================               ===============================
Net interest income                                              $431.3                                        $423.8
                                                  ===============================               ===============================
Net interest margin (1)                                                      3.92%                                         3.87%
                                                  ===============================               ===============================
Net interest spread (1)                                                      3.62%                                         3.57%
                                                  ===============================               ===============================


(1) Yields were calculated using the average amortized cost of the underlying assets.
(2) All yields and rates are presented on an annualized basis.

SOUTHTRUST CORPORATION
LOAN PORTFOLIO
(Dollars in millions)                                                   Quarters Ended
                                              -------------------------------------------------------------
                                                 2003                            2002
                                              ---------    ------------------------------------------------
                                                MAR 31       Dec 31      Sept 30       Jun 30        Mar 31
                                              ---------    ---------    ---------    ---------    ---------
Commercial, financial and agricultural        $12,664.3    $12,592.7    $12,357.3    $12,112.2    $12,149.9
Real estate construction                        5,355.6      5,215.4      4,929.2      4,870.0      4,627.9
Commercial real estate mortgage                 7,345.5      7,303.4      7,212.3      7,113.6      7,036.2
Residential real estate mortgage                6,160.5      6,123.1      6,021.7      5,918.8      5,772.4
Loans to individuals                            1,775.8      1,869.5      1,935.0      2,012.5      2,080.1
Lease financing:
   Commercial leases                              661.9        681.0        661.1        626.6        641.3
   Auto leases                                    714.0        698.1        722.7        769.3        814.2
                                              ---------    ---------    ---------    ---------    ---------
                                               34,677.6     34,483.2     33,839.3     33,423.0     33,122.0
Unearned income                                  (237.2)      (245.6)      (239.3)      (242.3)      (251.6)
                                              ---------    ---------    ---------    ---------    ---------
   Loans, net of unearned income               34,440.4     34,237.6     33,600.0     33,180.7     32,870.4

Allowance for loan losses                        (499.5)      (498.5)      (497.6)      (488.3)      (485.4)
                                              ---------    ---------    ---------    ---------    ---------
   Net loans                                  $33,940.9    $33,739.1    $33,102.4    $32,692.4    $32,385.0
                                              =========    =========    =========    =========    =========

PERCENT MIX OF LOANS
   Commercial, financial and agricultural          36.5%        36.5%        36.5%        36.2%        36.7%
   Real estate construction                        15.4         15.1         14.6         14.6         14.0
   Commercial real estate mortgage                 21.2         21.2         21.3         21.3         21.2
   Residential real estate mortgage                17.8         17.8         17.8         17.7         17.4
   Loans to individuals                             5.1          5.4          5.7          6.0          6.3
    Lease financing:
      Commercial leases                             1.9          2.0          2.0          1.9          1.9
      Auto leases                                   2.1          2.0          2.1          2.3          2.5
                                              ---------    ---------    ---------    ---------    ---------
   Total                                          100.0%       100.0%       100.0%       100.0%       100.0%



ALLOWANCE FOR LOAN LOSSES
(Dollars in thousands)                                                  Quarters Ended
                                                    --------------------------------------------------------
                                                       2003                         2002
                                                    --------    --------------------------------------------
                                                      MAR 31      Dec 31     Sept 30     Jun 30      Mar 31
                                                    --------    --------    --------    --------    --------
Balance beginning of quarter                        $498,501    $497,624    $488,340    $485,389    $483,124
Total charge-offs                                     33,662      37,610      29,748      29,681      30,581
Total recoveries                                       5,213       4,487       2,678       3,883       3,054
                                                    --------    --------    --------    --------    --------


   Net loans charged-off                              28,449      33,123      27,070      25,798      27,527
Additions to allowance charged to expense             29,400      34,000      36,354      28,728      27,650
Subsidiaries' allowance at date of purchase                0           0           0          21       2,142
                                                    --------    --------    --------    --------    --------
Balance at end of quarter                           $499,452    $498,501    $497,624    $488,340    $485,389
                                                    ========    ========    ========    ========    ========

Ratios:
   Allowance to net loans outstanding                   1.45%       1.46%       1.48%       1.47%       1.48%
   Net loans charged-off to net average loans           0.34        0.39        0.32        0.31        0.33
   Provision for loan losses to net charge-offs       103.34      102.65      134.30      111.36      100.45
   Provision for loan losses to net average loans       0.35        0.40        0.43        0.35        0.34

SOUTHTRUST CORPORATION
NON-PERFORMING ASSETS
(Dollars in millions)                                               Quarters Ended
                                                  --------------------------------------------------
                                                   2003                       2002
                                                  ------     ---------------------------------------
                                                  MAR 31     Dec 31     Sept 30    Jun 30     Mar 31
                                                  ------     ------     -------    ------     ------
Non-accrual loans                                 $189.2     $175.5     $176.6     $194.2     $210.5
Restructured loans                                   0.0        0.0        0.0        0.0        0.0
                                                  ------     ------     ------     ------     ------

   Total non-performing loans                      189.2      175.5      176.6      194.2      210.5
Other real estate owned                             51.4       55.1       65.5       59.5       56.2
Other repossessed assets                             5.5        6.6        9.2       14.6       16.6
                                                  ------     ------     ------     ------     ------

   Total non-performing assets                     246.1      237.2      251.3      268.3      283.3
Accruing loans past due 90 days or more             84.2       72.6       76.3       73.0       82.8
                                                  ------     ------     ------     ------     ------
   Total non-performing assets and accruing
     loans 90 days or more past due               $330.3     $309.8     $327.6     $341.3     $366.1
                                                  ======     ======     ======     ======     ======

Ratios:
   Non-performing loans to total loans              0.55%      0.51%      0.53%      0.59%      0.64%
   Non-performing assets to total loans
     plus other non-performing assets               0.71       0.69       0.75       0.81       0.86
   Non-performing assets and accruing loans
     90 days or more past due to total loans
     plus other non-performing assets               0.96       0.90       0.97       1.03       1.11
   Allowance to non-performing loans              264.05     284.06     281.75     251.41     230.62


STOCKHOLDERS' EQUITY AND REGULATORY CAPITAL
(Dollars in thousands)
                                                                             Quarters Ended
                                                --------------------------------------------------------------------------
                                                    2003                                  2002
                                                ----------      ----------------------------------------------------------
                                                   MAR 31          Dec 31         Sept 30          Jun 30        Mar 31
                                                ----------      ----------      ----------      ----------      ----------
Beginning stockholders' equity                  $4,627,581      $4,534,272      $4,322,614      $4,040,747      $3,962,375
   Net income                                      171,345         166,916         164,246         160,939         157,770
   Dividends declared                              (72,854)        (58,971)        (58,993)        (58,940)        (59,453)
   Common stock issued                              11,790             992             786             749           6,025
   Common stock repurchased                       (150,296)            (15)           (379)            (74)           (291)
   Other comprehensive income                      (64,500)        (15,613)        105,998         179,193         (25,679)
                                                ----------      ----------      ----------      ----------      ----------
Ending stockholders' equity                     $4,523,066      $4,627,581      $4,534,272      $4,322,614      $4,040,747
                                                ==========      ==========      ==========      ==========      ==========

Accumulated other comprehensive income          $  270,428      $  334,928      $  350,541      $  244,543      $   65,350

Book value per share                                 13.23           13.34           13.07           12.47           11.65

Tier 1 Capital ratio *                                8.05%           8.15%           8.13%           8.10%           7.94%

Supplemental elements *                               3.30            2.94            3.03            3.09            3.28

Total risk based capital ratio *                     11.35           11.09           11.16           11.19           11.22

Leverage ratio                                        6.96            7.13            7.07            6.94            6.69

Total equity as a percentage of total assets          8.81            9.15            9.11            8.93            8.37


* Note -- Current quarter capital ratios are estimates